471 P-2


                        SUPPLEMENT DATED JANUARY 1, 2007
                   TO THE PROSPECTUS DATED AUGUST 1, 2006 OF
                          FRANKLIN MUTUAL RECOVERY FUND

The prospectus is amended as follows:

 The "Management" section is updated to reflect that Christian Correa, Michael Embler and Shawn Tumulty are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.